UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported): June 23, 2004
                                                   -------------


                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                     1-5807          75-0256410
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(State or other Jurisdiction   (Commission   (I. R. S. Employer
  of incorporation)            File Number)  Identification No.)



     2441 Presidential Pkwy, Midlothian, Texas       76065
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     (Address of principal executive offices)     (Zip Code)



                         (972) 775-9801
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        (Registrant's telephone number, including area code)

                   ENNIS BUSINESS FORMS, INC,
          1510 N. Hampton, Suite 300, DeSoto, TX 75115
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 (Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits
          ---------------------------------
      (c)  Exhibits

          99 Press release dated June 23, 2004, announcing first quarter operating results.

Item 9.   Regulation FD Disclosure; and
          ------------------------
Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------
          The following information is furnished pursuant to Item
          9, "Regulation FD Disclosure", and Item 12, "Disclosure of Results of Operations and Financial Condition."

          On June 23, 2004, Ennis, Inc. issued a press release announcing its first quarter operating results. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ENNIS, INC.



Date:  June 23, 2004            /s/ Harve Cathey
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                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer